Commitments and Contingencies	6 Months Ended
Sep. 30, 2014
Commitments and Contingencies
Commitments and Contingencies

13. Commitments and Contingencies

Commitments under Newbuilding Contracts

As of September 30, 2014, we had commitments under shipbuilding contracts and supervision agreements for seventeen newbuildings. We expect to settle these commitments as follows:

Twelve months ended September 30, 2015	697,068,483
Twelve months ended September 30, 2016	297,618,068
Total	994,686,551

Other

From time to time we expect to be subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any claim, which is reasonably possible and should be disclosed or probable and for which a provision should be established in the accompanying interim condensed consolidated financial statements.